SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

        / /     Preliminary Proxy Statement
        / /     Confidential,  for Use of the Commission Only (as permitted by
                Rule 14a-6(e)2))
        /X/     Definitive Proxy Statement
        / /     Definitive Additional Materials
        / /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12



                         EAST/WEST COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


        Payment of filing fee (check the appropriate box):

        /X/    Definitive Proxy Statement

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------



        (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------



        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------




        (4)    Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------




        (5)    Total fee paid:


--------------------------------------------------------------------------------



        / /    Fee paid previously with preliminary materials.


        / /    Check  box if any  part  of the fee is  offset  as  provided  by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount Previously Paid:



--------------------------------------------------------------------------------



        (2)    Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------



        (3)    Filing Party:



--------------------------------------------------------------------------------



        (4)    Date Filed:

                         EAST/WEST COMMUNICATIONS, INC.
                              350 STUYVESANT AVENUE
                               RYE, NEW YORK 10580

             ------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 30, 1999

             ------------------------------------------------------


To Our Stockholders:

                  We invite you to attend our annual stockholders' meeting on Wednesday, June 30, 1999 at the Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, CT 06830 at 5:00 p.m, Eastern Daylight Time. At the meeting, you will hear an update on our operations, have a chance to meet some of our directors and act on the following matters:

                    1)   To elect three (3) directors to a one year term; and
                    2)   Any  other   matters  that  properly  come  before  the
                         meeting.

                  This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

                  Only stockholders of record at the close of business on May 27, 1999 will be entitled to vote at the annual meeting. Even if you only own a few shares, we want your shares to be represented at the annual meeting. I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.

                  We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                              Very truly yours,


                                              VICTORIA G. KANE,
                                              Chairman of the Board


Dated:            Rye, New York
                  June 1, 1999

                         EAST/WEST COMMUNICATIONS, INC.
                              350 STUYVESANT AVENUE
                               RYE, NEW YORK 10580

             ------------------------------------------------------



                                 PROXY STATEMENT


             ------------------------------------------------------


                               GENERAL INFORMATION

                  This proxy statement, which is being furnished to you by the Board of Directors of East/West Communications Inc., contains information related to the annual meeting of stockholders of East/ West Communications, Inc. to be held on Wednesday, June 30, 1999 beginning at 5:00 p.m., Eastern Daylight Time, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, CT 06830, and at any postponements or adjournments thereof. The approximate date on which the proxy statement and the accompanying proxy is first being sent or given to stockholders is June 7, 1999.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

                  At the Company's annual meeting, stockholders will hear an update on the operations of the Company, have a chance to meet some of its directors and act on the following matters:

                    1)   To elect three (3) directors to a one year term; and
                    2)   Any  other   matters  that  properly  come  before  the
                         meeting.


WHO MAY VOTE

                  Stockholders of East/West Communications, Inc., as recorded in our stock register on May 27, 1999, may vote at the meeting. As of this date, the holders of 3,551,499 shares of common stock were eligible to vote. The common stock consists of 1,772,198 shares of Class A common stock and 1,779,301 shares of Class B common stock. The holder of a share of Class A Common Stock has one vote per share, however, the shares of Class A Common stock may not represent more than 49.9% of the Company's voting interest. The holders of the Class A Common Stock as a class are entitled to elect members to the Board of Directors who collectively represent two of the five total votes of the Board of Directors. The holders of a share of Class B Common Stock has five votes per share (subject to adjustments, if necessary in order to ensure that the Class B common stock represents at least 50.1% of the Company's voting interest). The holder of the Class B Common Stock is entitled to elect members to the Board of Directors who collectively represent three of the five total votes of the Board of Directors.

HOW TO VOTE

                  You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the meeting. You can change your vote at the meeting by following the directions below under "Revoking a Proxy."

HOW PROXIES WORK

                  Our Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director nominees.

                  If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of all our director nominees.

                  You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from it asking how you want to vote. The latest proxy card we receive from you will determine how we will vote your shares.

REVOKING A PROXY

                  There are three ways to revoke your proxy. First, you may submit a new proxy with a later date at any time until the existing proxy is voted. Secondly, you may vote in person at the meeting. Lastly, you may notify us in writing at any time prior to the meeting at the Company's offices shown above that you revoke your proxy.

QUORUM

                  In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares that the Company owns are not voted and do not count for this purpose.

VOTES NEEDED

                  The director nominees receiving a plurality of the votes cast at the meeting will be elected to our Board of Directors. Holders of the Company's Class A common stock will have the right to vote for the nominee to serve as Class A Director, and the holder of the Company's Class B common stock will have the right to vote for the nominees to serve as Class B Directors. Votes that are withheld from voting on this proposal will be excluded entirely and will have no effect in determining the quorum or the plurality of votes cast.

ATTENDING IN PERSON

                  Only stockholders, their proxy holders and our invited guests may attend the meeting. If you wish to attend the meeting in person, but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership to the meeting. For example, you could bring an account statement showing that you owned East/West Communications, Inc. shares as of May 27, 1999 as acceptable proof of ownership.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information concerning ownership of our common stock outstanding at May 27, 1999, by (i) each person known by the Company to be the beneficial owner of more than five percent of the common stock, (ii) each director, (iii) by all directors and executive officers of the Company as a group. Unless otherwise indicated, each stockholder has sole voting power and sole dispositive power with respect to the indicated shares.




                                  Class A Beneficially Owned   Class B Beneficially Owned    Total Beneficially Owned
                                  --------------------------   --------------------------    --------------------------

                                  Shares       Percentage      Shares         Percentage      Shares         Percentage
                                  -------   ----------------   ----------     -----------    --------        ----------

Aer Force                            --          --            1,779,301         100%        1,779,301          50.1%
  Communications,
  Inc.(1)
Victoria G. Kane (1)                 --          --            1,779,301         100%        1,779,301          50.1%
T. Gibbs Kane, Jr. (1)               --          --            1,779,301         100%        1,779,301          50.1%
Mario J. Gabelli (2)              441,184          24.9%            --          --             441,184          12.4%
Robert E. Dolan (3)                   235          (4)              --          --                 235          (4)
Elisa Gabelli (5)                 200,043          11.3%            --          --             200,043           5.6%
All Directors and                 441,419          24.9%       1,779,301         100%        2,220,720          62.5%
Executive Officers as a
Group (3 in total)


(1) Victoria G. Kane is the sole shareholder of AFC and therefore shares owned by AFC are set forth in this table as owned by her. She has sole voting and dispositive power with respect to the shares owned by AFC. T. Gibbs Kane Jr. is the husband of Victoria G. Kane, and therefore shares owned by Victoria G. Kane are also set forth as owned by T. Gibbs Kane Jr. Mr. Kane disclaims ownership of the shares. The address of AFC, Victoria G. Kane and T. Gibbs Kane Jr. is 350 Stuyvesant Avenue, Rye, New York 10580.

(2) Includes (i) 261,262 shares owned directly by Mr. Gabelli (including 3,120 shares held for the benefit of Mr. Gabelli in the Lynch Corporation 401(k) Savings Plan), (ii) 758 shares held by Gabelli Funds, Inc. ("GFI"), (iii) 2,000 shares owned by a charitable foundation of which Mr. Gabelli is a trustee,
                  (iv) 70,000 shares owned by a limited partnership of which Mr. Gabelli is the general partner and in which he has a 20% interest and (v) 107,164 shares subject to a voting agreement that terminates on June 26, 2001, under which Mr. Gabelli has sole voting power, but no investment power. Mr. Gabelli disclaims ownership of the shares owned by the foundation, by GFI to the extent of the minority interest in GFI held by third parties and by the partnership except for his 20% interest therein. The address of GFI and Mr. Gabelli is 555 Theodore Fremd Avenue, Corporate Center at Rye, New York 10580.

(3) Includes 35 shares registered in the name of Mr. Dolan's children with respect to which Mr. Dolan has sole voting and investment power.

(4)               Less than 1%.

(5) Consists of 200,043 shares held in trusts of which Ms. Gabelli is the trustee or beneficiary and over which Ms. Gabelli has sole voting and investment power and 5,043 shares held by Ms. Gabelli for which she holds sole investment power. Ms. Gabelli is the daughter of Mario J. Gabelli.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                  The term of the current directors expires at this meeting and when their successors are duly elected and shall have qualified. All nominees are currently directors of the Company. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may be also voted for a substitute nominee selected by the Board of Directors.

                  Unless authority is specifically withheld, proxies will be voted for the election of the nominees named below, to serve as directors of the Company for a term of office to expire at the 2000 Annual Meeting of Stockholders and until their successors have been duly elected and shall have qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The names of the nominees and other officers of the Company and certain information concerning them is set forth below.



NOMINEES FOR DIRECTOR

NAME                           AGE                 POSITION WITH EAST/WEST(1)

Victoria G. Kane(2)            51              Class B  Director,  Chairman  and
                                               Chief Executive Officer

T. Gibbs Kane, Jr.(2)          52              Class B Director
Mario J. Gabelli               56              Class A Director (3)

OFFICERS WHO ARE NOT
DIRECTORS

Robert E. Dolan                47              Assistant Secretary

----------------------
(1) Under East/West's Certificate of Incorporation, the Class B Directors collectively have three votes and the Class A Directors collectively have two votes on all matters properly brought before the Board of Directors.
(2)               T. Gibbs Kane,  Jr. and Victoria G. Kane are husband and wife.
                  (3) One of the two available Class A Director positions is currently vacant.

VICTORIA G. KANE, Entrepreneur and investor. Owner and instructor of dance studio (from 1986 to 1996).

                  T. GIBBS KANE, JR., President (since 1978), Sound Shore Management, a registered investment adviser; Director (since 1985), Sound Shore Fund, a mutual fund.

                  MARIO J. GABELLI, has served as Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Funds, Inc. and Gabelli Asset Management, Inc. and their predecessors since November 1976. In connection with those responsibilities, he serves as Chairman and/or President of thirteen registered investment companies managed by Gabelli Funds, LLC. Mr. Gabelli also serves as a Governor of the American Stock Exchange, and Chairman and Chief Executive Officer of Lynch Corporation, a public company engaged in multimedia, specialized transportation and manufacturing.. Mr. Gabelli received a B.S. from Fordham University and an M.B.A. from Columbia University Graduate School of Business.

                  ROBERT E. DOLAN, Chief Financial Officer(since February 1992) and Controller (since May 1990) of Lynch.

COMPENSATION OF DIRECTORS

                  The Company is not compensating its directors at the present time, although it may do so in the future. The Company does indemnify directors pursuant to Delaware law and may reimburse them for certain out-of-pocket costs in connection with serving as directors.

EXECUTIVE COMPENSATION

                  The Company has no employees and has paid no employee or executive compensation, although it may do so in the future.

RECOMMENDATION OF THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES

                  The Board of Directors met on four occasions and took action by unanimous written consent on one occasion during the fiscal year ended December 31, 1998. The Company currently has no standing Committees.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  AFC and Lynch PCS Corporation F ("LPCS"), a subsidiary of Lynch, formed a limited partnership, Aer Force Communications B, L.P. in July 1996 for the purpose of bidding for PCS licenses in the F-Block Auction. AFC, the general partner, contributed $100,200 to the partnership for a 50.1% equity interest and LPCS, the limited partner, contributed $99,800 to the partnership for a 49.9% equity interest. LPCS also agreed to loan the partnership an additional $11.4 million, primarily for down-payments and to service installment payments on PCS licenses won in the auction.

                  On August 13, 1997, East/West succeeded to the rights and obligations of Aer Force Communications B, L.P. At that time, AFC received 1,779,301 shares of our Class B common stock and LPCS received 1,772,198 shares of our Class A common stock. Concurrently, LPCS transferred the 1,772,198 shares to Lynch, which subsequently transferred 1,417,048 shares to its stockholders and 355,150 shares to GFI in satisfaction of Lynch's obligation to share a profits interest in LPCS's partnership interest.

                  As a part of these transactions, AFC and LPCS contributed an additional $125,250 and $124,750, respectively, in cash, as equity to East/West, and LPCS contributed to East/West's capital, $4.5 million of our existing indebtedness to LPCS. Our remaining indebtedness to LPCS was converted into $7.8 million of redeemable preferred stock and LPCS's obligations to make additional loans to East/West terminated.

                  On October 22, 1998 and April 29, 1999, East/West borrowed $300,000 and $400,000, respectively, from certain of our directors. The loans to be repaid are evidenced by two series of promissory notes payable to the order of Mario J. Gabelli and T. Gibbs Kane, Jr., such directors. Each of the promissory notes bears interest at a rate of 5.00% per year and becomes due and payable on the earlier of (1) either October 22, 1999 with respect to $300,000 principal amount of such notes or April 29, 2000 with respect to $400,000 principal amount of such notes or (2) upon the receipt of proceeds from the Company's Rights Offering sufficient to pay the full amount of principal and interest then owed on the notes (provided that repayments of $300,000 principal amount of notes is not contingent on the ability to repay the remaining $400,000 principal amount of notes). The proceeds of such loans have been used to fund interest payment obligations to the FCC.

                  In May, 1999, East/West entered into a non-exclusive arrangement with Gabelli & Company, Inc. under which Gabelli & Company will bring to East/West potential partners/purchasers or other opportunities for East/West's PCS licenses. Gabelli & Company is a full-service securities firm with extensive expertise in the telecommunications industry. Mario J. Gabelli, a Class A Director of East/West, is Chief Executive Officer of the parent company of Gabelli & Company. If Gabelli & Company finds a purchaser for some or all of our PCS licenses on terms satisfactory to East/West, Gabelli & Company will be paid a negotiated fee by the party it brings to East/West.

                         INDEPENDENT PUBLIC ACCOUNTANTS

                  A representative of Ernst & Young LLP, which served as the Company's independent public accountants for the fiscal year ended December 31, 1998, is expected to be present at the meeting and, if he so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions. The Company has not yet selected its independent public accountants for the fiscal year ending December 31, 1999.

                             SOLICITATION STATEMENT

                  The Company will bear all expenses in connection with the solicitation of proxies. In addition to the use of the mails, solicitations may be made by the Company's regular employees, by telephone, telegraph or personal contact, without additional compensation. The Company will, upon their request, reimburse brokerage houses and persons holding shares of common stock in the names of the Company's nominees for their reasonable expenses in sending solicited material to their principals.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

                  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1998, that there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders.

                              STOCKHOLDER PROPOSALS

                  In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than February 5, 2000.


                                  OTHER MATTERS

                  So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

                  The Company is concurrently sending all of its stockholders of record as of May 27, 1999 a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998. Such report contains the Company's consolidated financial statements for the fiscal year ended December 31, 1998.


                                        By Order of the Company,


                                        VICTORIA G. KANE


Dated:    Rye, New York
          June 1, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                         EAST/WEST COMMUNICATIONS, INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 30, 1999

                  The undersigned, a holder of Class A Common Stock of East/West Communications, Inc., a Delaware corporation (the "Company"), does hereby appoint Victoria Kane, T. Gibbs Kane, Jr. and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Class A Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 1999 Annual Meeting of Stockholders of the Company to be held at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, CT 06830, on Wednesday, June 30, 1999 at 5:00 p.m., Easter Daylight Time, or at any adjournment or adjournments thereof.

                  The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated June 1, 1999, and a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN
GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE CLASS A DIRECTOR NOMINEE.

1. To elect Mario J. Gabelli to serve as the Class A director until the 2000 annual meeting of stockholders of the Company and until his successor has been duly elected and has qualified.

______________ FOR NOMINEE                   _____________ WITHHELD FROM NOMINEE

                                  Note: Holders of Class A Common Stock of the Company who vote FOR the election of Mario J. Gabelli, the nominee to serve as Class A
                                  Director of the Company, will not be voting FOR or AGAINST any of the nominees for Class B director. The holder of the Class B Common Stock of the Company has the sole right to vote for Victoria Kane and T. Gibbs Kane, Jr. to serve as the Class B Directors on the Board of Directors of the Company, and shall not be voting FOR or AGAINST the nominee to serve as Class A Director.

2. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters that may properly come before the Meeting.

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer. No postage is required if mailed in the United States.


Signature:                                              Date June     , 1999


Signature:                                              Date June     , 1999